COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS


$232,603,000 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD1, GROUP I


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of January 1, 2005


JANUARY 26, 2005


                                      BEAR
                                    STEARNS

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------



                      STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION
              ----------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL
              ------------------------------------------------------


            CERTIFICATE           RATINGS               CE            PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS       SIZE (1)       MOODY'S/S&P/FITCH      LEVELS (1)            RATE            (MOS)      (YRS)         TYPE
---------- --------------- ---------------------- --------------- --------------------- ----------- --------- ---------------
  I-A-1      $118,068,000       Aaa/AAA/AAA           10.00% (2)      LIBOR (3)(4)         1-28      1.007        Senior
  I-A-2       $36,098,000       Aaa/AAA/AAA           10.00% (2)      LIBOR (3)(4)        28-48      3.003        Senior
  I-A-3       $55,177,000       Aaa/AAA/AAA           10.00% (2)      LIBOR (3)(4)        48-93      6.210        Senior
  I-M-1        $7,792,000        Aa2/AA/AA             6.65% (2)      LIBOR (3)(5)        38-93      5.120     Subordinate
  I-M-2        $3,838,000         A2/A/A               5.00% (2)      LIBOR (3)(5)        38-93      5.107      Subordinate
  I-M-3        $2,326,000        A3/A-/A-              4.00% (2)      LIBOR (3)(5)        38-93      5.107      Subordinate
  I-M-4        $2,326,000     Baa1/BBB+/BBB+           3.00% (2)      LIBOR (3)(5)        37-93      5.098      Subordinate
  I-M-5        $2,326,000      Baa2/BBB/BBB            2.00% (2)      LIBOR (3)(5)        37-93      5.091      Subordinate
  I-M-6        $2,326,000     Baa3/BBB-/BBB-           1.00% (2)      LIBOR (3)(5)        37-93      5.091      Subordinate
   I-B         $2,326,000        Ba2/BB/BB             0.00% (2)              Not Offered Hereby                Subordinate


    NOTES:       - Prepayment Pricing Speed Assumption is 24% CPR
                 - Certificates will be priced to a 10% clean-up call
                 - Certificates are subject to a variance of +/- 10%

     (1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

     (2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in March 2004, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.65% of the Cut-Off Date unpaid principal balance of the mortgage loans.

     (3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

     (4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

     (5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M and Class B Certificates will increase to 1.5 times its original value.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


THE COLLATERAL

     - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

     - The mortgage loans are serviced by EMC Mortgage Corp (approximately 57%) and Wells Fargo Home Mortgage, Inc. (approximately 43%).

     - As of the Cut-Off Date, no more than approximately 3% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

     - As of the Cut-Off Date, no more than 26% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

     - The mortgage loans were originated by approximately 40 originators with approximately 44% originated by Wells Fargo, 18% originated by Greenpoint and 9% originated by Suntrust. No other originator contributed more than 5%.

     - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

     - The mortgage loans originated by GreenPoint are generally loans that did not meet investor guidelines (approximately 50%), loans with a delinquency history (approximately 40%) and seasoned loans (approximately 11%).

     - The mortgage loans originated by Suntrust are generally loans that did not meet investor guidelines (approximately 52%), loans with a delinquency history (approximately 27%) and seasoned loans (approximately 19%).

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.




                           PRINCIPAL        % OF        GROSS                  WAM        AGE       OTERM     CURRENT
       LOAN TYPE            BALANCE         POOL         WAC      NET WAC    (MOS.)     (MOS.)     (MOS.)       LTV        FICO
       ---------            -------         ----         ---      -------    ------     ------     ------       ---        ----

    Fixed/1st Lien        $223,355,884        96.03%     6.453%   6.054%       313        16         329       75.03%       673
Fixed Balloon/1st Lien      $9,225,138         3.97%     6.139%   5.753%       143        14         158       71.73%       660

        TOTAL:            $232,581,022       100.00%     6.440%   6.042%       307        16         323       74.90%       673


ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING INFORMATION
 AS OF JANUARY 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL CHARACTERISTICS OF
                   THE MORTGAGE POOL AS OF THE CUT-OFF DATE.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


SUMMARY OF TERMS


DEPOSITOR:                         Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICER:                   Wells Fargo Bank, N.A.

SERVICERS:                         EMC Mortgage Corp (approximately 57%) and
                                   Wells Fargo Home Mortgage, Inc.
                                   (approximately 43%).

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           JPMorgan Chase Bank

RATING AGENCIES:                   Moody's Investors Service, Standard & Poor's
                                   Ratings Group & Fitch Ratings.

CUT-OFF DATE:                      January 1, 2005

SETTLEMENT DATE:                   On or about February 8, 2005

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing February, 2005

OPTIONAL CALL:                     10% clean-up call

REGISTRATION:                      The Certificates will be available in book-
                                   entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS:              The Class A Certificates generally may be
                                   purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY:                 None of the Certificates will be 'mortgage
                                   related securities' for purposes of the
                                   Secondary Mortgage Market Enhancement Act of
                                   1984.

P&I ADVANCES:                      Each servicer will be obligated to advance,
                                   or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to
                                   0.50%) and (2) the Master Servicing Fee Rate
                                   (0.01%).

INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The "accrual period" for the Certificates will be the period from and including the


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------

                                   preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

                                   The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will not
                                   receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, [10.00]% for the
                                   Class A Certificates, [6.65]% for the Class
                                   M-1 Certificates, [5.00]% for the Class M-2
                                   Certificates, [4.00]% for the Class M-3
                                   Certificates, [3.00]% for the Class M-4
                                   Certificates, [2.00]% for the Class M-5
                                   Certificates, [1.00]% for the Class M-6 and
                                   [0.00]% for the Class B Certificates.

                                   o  Overcollateralization ("OC")
                                      INITIAL (% Orig.)            [0.00]%
                                      OC TARGET (% Orig.)          [1.65]%
                                      STEPDOWN (% Current)         [3.30]%
                                      OC FLOOR (% Orig.)            0.50%

                                   o  Excess spread, which will initially be
                                      equal to approximately [313] bps per
                                      annum (before losses), is expected to be available to cover losses and to build OC commencing on the March 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class of
                                   offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate
                                   Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master
                                   Servicer. PRINCIPAL REMITTANCE AMOUNT: With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Basic Principal Distribution Amount plus the
                                   Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            excess of (i) the Principal Remittance Amount
                                   for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.


EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.


NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of (x)
                                   available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Interest Carry
                                   Forward Amounts for the Class A

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                                   Certificates and (C) the Principal
                                   Distribution Amount.

BASIS RISK CARRY FORWARD AMOUNT:   For any distribution date for the Offered
                                   Certificates, the sum of (i) if on such
                                   distribution date the Pass-Through Rate for the related Certificates is based on the Net
                                   Rate Cap, the excess of (a) the Interest
                                   Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus
                                   (ii) any such amounts remaining unpaid from prior distribution dates. The earlier to occur of (i) the distribution date on which the aggregate

STEPDOWN DATE:                     Certificate Principal Balance of the Class A
                                   Certificates has been reduced to zero and
                                   (ii) the later to occur of (x) the
                                   distribution date occurring in February 2008 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [23.30]%.

TRIGGER EVENT:                     If either the Delinquency Test or the
                                   Cumulative Loss Test is violated.

DELINQUENCY TEST:                  A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                   Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated
                                   Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal
                                   Balance of the mortgage loans. The Cumulative
                                   Loss Test is violated on any Distribution
                                   Date if the aggregate

CUMULATIVE LOSS TEST:              The Cumulative Loss Test is violated on any
                                   Distribution Date if the aggregate amount of realized losses incurred since the Cut-off
                                   Date through the last day of the related Due
                                   Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                   DISTRIBUTION DATE OCCURRING IN     PERCENTAGE
                                   ---------------------------------------------
                                   February 2008 through January 2009   [2.00]%
                                   February 2009 through January 2010   [2.50]%
                                   February 2010 through January 2011   [3.00]%
                                   February 2011 and thereafter         [3.25]%

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions on
                                   the Certificates, to the extent of available funds, will be made according to the following priority:

                                   INTEREST DISTRIBUTIONS:

                                   1)   To the holders of the Class A
                                        Certificates, on a pro-rata basis, the
                                        Interest Distribution Amount and
                                        Interest Carry Forward Amount;

                                   2)   To the holders of the Class M-1, Class
                                        M-2, Class M-3, Class M-4, Class M-5,
                                        Class M-6 and Class B Certificates,
                                        sequentially, the Interest Distribution
                                        Amount for each such class;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                                   PRINCIPAL DISTRIBUTIONS:

                                   Prior to the Stepdown Date or on which a Trigger Event is in effect

                                   1)   To the holders of the Class A
                                        Certificates, sequentially to the Class
                                        A-1, Class A-2 and Class A-3
                                        Certificates, until the Certificate
                                        Principal Balance of each such class has been reduced to zero;

                                   2)   To the holders of the Class M-1, Class
                                        M-2, Class M-3, Class M-4, Class M-5,
                                        Class M-6 and Class B Certificates,
                                        sequentially, any remaining Principal
                                        Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                                   On or after the Stepdown Date on which a Trigger Event is not in effect

                                   1)   To the holders of the Class A
                                        Certificates, the Class A Distribution
                                        Amount, sequentially to the Class A-1,
                                        Class A-2 and Class A-3 Certificates,
                                        until the Certificate Principal Balance
                                        of each such class has been reduced to
                                        zero;

                                   2)   To the holders of the Class M-1
                                        Certificates, the Class M-1 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   3)   To the holders of the Class M-2
                                        Certificates, the Class M-2 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   4)   To the holders of the Class M-3
                                        Certificates, the Class M-3 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   5)   To the holders of the Class M-4
                                        Certificates, the Class M-4 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   6)   To the holders of the Class M-5
                                        Certificates, the Class M-5 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   7)   To the holders of the Class M-6
                                        Certificates, the Class M-6 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and

                                   8)   To the holders of the Class B
                                        Certificates, the Class B Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.

                                   NET MONTHLY EXCESS CASHFLOW:

                                   1)   Payment of Interest Carry Forward
                                        Amounts and any Basis Risk Carry Forward
                                        Amount to the holders of the Class A
                                        Certificates to the extent not
                                        previously reimbursed.

                                   2)   Payment of Interest Carry Forward
                                        Amounts to the holders of the Class M-1
                                        Certificates, the Class M-2
                                        Certificates, the Class M-3
                                        Certificates, the Class M-4
                                        Certificates, the Class M-5
                                        Certificates, the Class M-6 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;

                                   3)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-1
                                        Certificates;

                                   4)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-2
                                        Certificates;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                                   5)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-3
                                        Certificates;

                                   6)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-4
                                        Certificates;

                                   7)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-5
                                        Certificates;

                                   8)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-6
                                        Certificates;

                                   9)   Payment of any allocated realized loss
                                        amount to the holders of the Class B
                                        Certificates;

                                   10)  Payment of the Basis Risk Carry Forward
                                        Amount, if any, due to each such class
                                        in the following manner and order of
                                        priority: first, to the holders of the
                                        Class M-1 Certificates, second, to the
                                        holders of the Class M-2 Certificates,
                                        third, to the holders of the Class M-3
                                        Certificates, fourth, to the holders of
                                        the Class M-4 Certificates, fifth, to
                                        the holders of the Class M-5
                                        Certificates, sixth, to the holders of
                                        the Class M-6 Certificates and seventh,
                                        to the holders of the Class B
                                        Certificates; and

                                   11)  To the holders of the Class B-IO
                                        Certificates and the Class R
                                        Certificates, as provided in the pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of
                                   (x) [76.70]% of the aggregate Stated
                                   Principal Balance of the mortgage loans, as of the last day of the related due period
                                   (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.


CLASS M-1 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount for that distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [83.40]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate
                                   Principal Balance of the Class A and Class
                                   M-1 Certificates (after taking into account the payment of the Class A and Class M-1
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [86.70]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                                     Page7

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                                   Period) less the Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1 and Class
                                   M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class
                                   M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x)
                                   [88.70]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-4 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class
                                   M-1, Class M-2 and Class M-3 Principal
                                   Distribution Amounts for that distribution
                                   date) and (2) the Certificate Principal
                                   Balance of the Class M-4 Certificates
                                   immediately prior to such distribution date over (B) the lesser of (x) [90.70]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                   Period) less the Overcollateralization Floor.

CLASS M-5 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2,
                                   Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class
                                   A, Class M-1, Class M-2, Class M-3 and Class
                                   M-4 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [92.70]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-6 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4 and Class M-5
                                   Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4 and Class M-5 Principal
                                   Distribution Amounts for that distribution
                                   date) and (2) the Certificate Principal
                                   Balance of the Class M-6 Certificates
                                   immediately prior to such distribution date over (B) the lesser of (x) [94.70]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                   Period) less the Overcollateralization Floor.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


CLASS B PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4, Class M-5 and Class M-6
                                   Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2,
                                   Class M-3, Class M-4, Clsas M-5 and Class M-6
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the Certificate
                                   Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) [96.70]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) and (y) the aggregate
                                   Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment
                                   Period) less the Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY   For any distribution date, the amount, if
AMOUNT:                            any, by which the Overcollateralization
                                   Target Amount exceeds the Overcollateralized
                                   Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE      For any Distribution Date, the lesser of (x)
AMOUNT:                            the Principal Remittance Amount for such
                                   Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the
                                   Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                   Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET       With respect to any Distribution Date, (i)
AMOUNT:                            prior to the Stepdown Date, an amount equal
                                   to approximately 1.65% of the aggregate
                                   principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.30% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $1,163,016 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target
                                   Amount for the immediately preceding
                                   Distribution Date. As of January 1, 2005, the
                                   OC Target Amount would have been
                                   approximately $3.838 million.


OVERCOLLATERALIZED AMOUNT:         For any distribution date, the amount, if
                                   any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of such distribution date.

REALIZED LOSSES:                   Any loss on a mortgage loan attributable to
                                   the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage loans
                                   will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Over-collateralization Amount, third, to the Class
                                   B Certificates, fourth, to the Class M-6
                                   Certificates , fifth, to the Class M-5
                                   Certificates, sixth to the Class M-4,
                                   seventh, to Class M-4, eighth, to Class M-3, ninth, to Class M-2 and tenth to the Class
                                   M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                                   Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to the Class M-1, Class M-2,
                                   Class M-3, Class M-4, Class M-5, Class M-6 or
                                   Class B Certificates and any distribution date, an amount equal to the sum of

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                                   any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:     The Interest Carry Forward Amount is the
                                   amount of interest that was due, but remains unpaid from prior distribution dates.

YIELD MAINTENANCE AGREEMENT:       The issuer may benefit from payments from the
                                   Yield Maintenance Provider pursuant to two separate Yield Maintenance Agreements purchased with respect to the Class A Senior
                                   Certificates and the Class M and Class B
                                   Subordinate Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate
                                   Certificates and the Net Rate Cap.

                                   On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional Balance schedule, calculated based on 17% CPR.

                                   It is anticipated that the Yield Maintenance
                                   Agreements will include the following terms:

                                   Class                              Period     Strike Rate    Ceiling

                                  Senior (A-1, A-2 and A-3)            1-93        5.75%           11%
                                  Subordinate (M-1 through M-6, B)     1-93        4.75%           10%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
                      ON INFORMATION AS OF JANUARY 1, 2005.



     LOAN CHARACTERISTIC                                 FIXED POOL
      Expected Pool Balance                         $232,581,021.68
      Average Balance                                   $152,612.22
      % Conforming Balances                                  79.32%
      WA Gross WAC                                           6.440%
      Range of Gross WAC                           3.750% - 10.850%
      WA Net WAC (%)                                         6.042%
      WAM (mos)                                                 307
      WA Age (mos)                                               16
      WA Orig. Term (mos)                                       323
      Fixed Rate Balloon                                      3.97%
      Fixed Rate Fully Amortizing                            96.03%
      First Lien / Second Lien                     100.00% /  0.00%
     CURRENT BALANCE
     $0 - $49,999                                             2.61%
     $50,000 - $99,999                                       14.18%
     $100,000 - $149,999                                     20.30%
     $150,000 - $199,999                                     13.26%
     $200,000 - $249,999                                     11.07%
     $250,000 - $299,999                                      9.30%
     $300,000 - $349,999                                      7.29%
     $350,000 - $399,999                                      5.57%
     $400,000 - $449,999                                      3.47%
     $450,000 - $499,999                                      3.86%
     $500,000 - $549,999                                      2.47%
     $550,000 - $599,999                                      2.72%
     $600,000 - $649,999                                      0.81%
     $650,000 - $699,999                                      0.29%
     $700,000 - $749,999                                      0.64%
     $750,000 - $799,999                                      0.98%
     $800,000 or above                                        1.19%
     INTEREST RATE
     Up to 5.999%                                            34.97%
     6.000% - 6.999%                                         37.32%
     7.000% - 7.999%                                         20.67%
     8.000% - 8.999%                                          5.46%
     9.000% - 9.999%                                          1.38%
     10.000% and above                                        0.21%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
                      ON INFORMATION AS OF JANUARY 1, 2005.


     LOAN CHARACTERISTIC                     FIXED POOL
     AGE (MONTHS)
     0 - 12                                      48.54%
     13 - 24                                     36.88%
     25 - 36                                      9.18%
     37 - 48                                      1.19%
     49 - 60                                      0.47%
     61 - 72                                      1.37%
     73 - 84                                      1.02%
     85 - 96                                      0.86%
     97 and Greater                               0.49%
     ORIGINAL TERM
     1-15 Years                                  17.41%
     16-30 Years                                 82.45%
     31+ Years                                    0.14%
     CREDIT SCORE
     Weighted Average                               673
     Not Available                                0.74%
     Up to 549                                   13.47%
     550 to 599                                   8.34%
     600 to 649                                  13.08%
     650 to 699                                  19.49%
     700 to 749                                  21.71%
     750 to 799                                  21.70%
     800 and above                                1.49%
      CURRENT LTV
      Weighted Average                           74.90%
      % LTV's > 80%                              31.95%
      % of LTV's > 80% with MI                   25.55%
     Insurance
     ORIGINAL LTV
     Weighted Average                            76.93%
     Up to 10.00%                                 0.01%
     10.01 - 20.00%                               0.43%
     20.01% - 30.00%                              0.92%
     30.01% - 40.00%                              2.11%
     40.01% - 50.00%                              3.99%
     50.01% - 60.00%                              6.79%
     60.01% - 70.00%                             13.41%
     70.01% - 80.00%                             39.12%
     80.01% - 90.00%                             13.26%
     90.01% - 100.00%                            19.14%
     100.01% and above                            0.83%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
                      ON INFORMATION AS OF JANUARY 1, 2005.


      LOAN CHARACTERISTIC                               FIXED POOL
      OCCUPANCY STATUS
       Owner Occupied                                       85.95%
       Investor Property                                     9.68%
       Second Home                                           4.37%
      LOAN PURPOSE
       Purchase Money                                       57.31%
       Cash-Out Refi                                        24.15%
       Rate/Term Refi                                       18.54%
      INSURANCE
       Conventional w/MI                                    27.20%
       Conventional w/o MI                                  72.80%
      GEOGRAPHIC CONCENTRATION (> 5%)
      California                                            12.04%
      New York                                               8.70%
      Florida                                                7.74%
      Texas                                                  5.95%
      New Jersey                                             5.56%
      Kansas                                                 5.02%
      PROPERTY TYPE
      Single Family                                         74.39%
      2-4 Family                                             9.30%
      PUD                                                    8.17%
      Condominium                                            4.59%
      Mixed Use                                              1.55%
      Townhouse                                              1.17%
      Other                                                  0.55%
      CO-OP                                                  0.28%
      LOAN TYPE
       Fixed Rate Balloon                                    3.97%
       Fixed Rate Fully Amortizing                          96.03%

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------




                                                 SENIOR CLASSES AVAILABLE FUNDS CAP


                            AFC      AFC                            AFC                                       AFC      AFC
           DISTRIBUTION    RATE     RATE              DISTRIBUTION  RATE       AFC             DISTRIBUTION   RATE     RATE
 PERIOD        DATE         (1)      (2)   PERIOD       DATE        (1)      RATE (2)  PERIOD      DATE         (1)      (2)
    1         25-Feb-05    10.66   13.640    39        25-Apr-08    5.870    11.290    77        25-Jun-11    5.900   11.330
    2         25-Mar-05    6.470   11.370    40        25-May-08    6.060    11.310    78        25-Jul-11    6.100   11.350
    3         25-Apr-05    5.850   11.270    41        25-Jun-08    5.870    11.290    79        25-Aug-11    5.900   11.330
    4         25-May-05    6.040   11.290    42        25-Jul-08    6.060    11.310    80        25-Sep-11    5.900   11.330
    5         25-Jun-05    5.850   11.270    43        25-Aug-08    5.870    11.290    81        25-Oct-11    6.100   11.350
    6         25-Jul-05    6.040   11.290    44        25-Sep-08    5.870    11.290    82        25-Nov-11    5.900   11.330
    7         25-Aug-05    5.850   11.280    45        25-Oct-08    6.070    11.320    83        25-Dec-11    6.100   11.350
    8         25-Sep-05    5.850   11.280    46        25-Nov-08    5.870    11.300    84        25-Jan-12    5.910   11.330
    9         25-Oct-05    6.050   11.300    47        25-Dec-08    6.070    11.320    85        25-Feb-12    5.910   11.330
   10         25-Nov-05    5.850   11.280    48        25-Jan-09    5.870    11.300    86        25-Mar-12    6.310   11.390
   11         25-Dec-05    6.050   11.300    49        25-Feb-09    5.870    11.300    87        25-Apr-12    5.910   11.330
   12         25-Jan-06    5.850   11.280    50        25-Mar-09    6.500    11.400    88        25-May-12    6.100   11.350
   13         25-Feb-06    5.850   11.280    51        25-Apr-09    5.870    11.300    89        25-Jun-12    5.910   11.330
   14         25-Mar-06    6.480   11.380    52        25-May-09    6.070    11.320    90        25-Jul-12    6.110   11.360
   15         25-Apr-06    5.850   11.280    53        25-Jun-09    5.880    11.300    91        25-Aug-12    5.910   11.330
   16         25-May-06    6.050   11.300    54        25-Jul-09    6.070    11.320    92        25-Sep-12    5.910   11.340
   17         25-Jun-06    5.860   11.280    55        25-Aug-09    5.880    11.300    93        25-Oct-12    6.110   11.360
   18         25-Jul-06    6.050   11.300    56        25-Sep-09    5.880    11.310
   19         25-Aug-06    5.860   11.280    57        25-Oct-09    6.080    11.330
   20         25-Sep-06    5.860   11.280    58        25-Nov-09    5.880    11.310
   21         25-Oct-06    6.050   11.300    59        25-Dec-09    6.080    11.330
   22         25-Nov-06    5.860   11.280    60        25-Jan-10    5.880    11.310
   23         25-Dec-06    6.050   11.300    61        25-Feb-10    5.880    11.310
   24         25-Jan-07    5.860   11.280    62        25-Mar-10    6.520    11.420
   25         25-Feb-07    5.860   11.280    63        25-Apr-10    5.890    11.310
   26         25-Mar-07    6.490   11.390    64        25-May-10    6.080    11.330
   27         25-Apr-07    5.860   11.290    65        25-Jun-10    5.890    11.310
   28         25-May-07    6.060   11.310    66        25-Jul-10    6.080    11.330
   29         25-Jun-07    5.860   11.290    67        25-Aug-10    5.890    11.310
   30         25-Jul-07    6.060   11.310    68        25-Sep-10    5.890    11.310
   31         25-Aug-07    5.860   11.290    69        25-Oct-10    6.090    11.340
   32         25-Sep-07    5.860   11.290    70        25-Nov-10    5.900    11.320
   33         25-Oct-07    6.060   11.310    71        25-Dec-10    6.090    11.340
   34         25-Nov-07    5.860   11.290    72        25-Jan-11    5.900    11.320
   35         25-Dec-07    6.060   11.310    73        25-Feb-11    5.900    11.320
   36         25-Jan-08    5.870   11.290    74        25-Mar-11    6.530    11.430
   37         25-Feb-08    5.870   11.290    75        25-Apr-11    5.900    11.320
   38         25-Mar-08    6.270   11.350    76        25-May-11    6.100    11.350



         (1) Assumes 1-month LIBOR at 2.55%, no losses and is run at the pricing speed to call.

         (2) Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------




                                         SUBORDINATE CLASSES AVAILABLE FUNDS CAP


                            AFC      AFC                            AFC                                   AFC      AFC
           DISTRIBUTION    RATE     RATE              DISTRIBUTION  RATE   AFC             DISTRIBUTION   RATE     RATE
 PERIOD        DATE         (1)      (2)   PERIOD       DATE        (1)  RATE (2)  PERIOD      DATE       (1)      (2)
    1        25-Feb-05    10.660   13.640    39       25-Apr-08   5.870   11.290    77       25-Jun-11    5.900   11.330
    2        25-Mar-05     6.470   11.370    40       25-May-08   6.060   11.310    78       25-Jul-11    6.100   11.350
    3        25-Apr-05     5.850   11.270    41       25-Jun-08   5.870   11.290    79       25-Aug-11    5.900   11.330
    4        25-May-05     6.040   11.290    42       25-Jul-08   6.060   11.310    80       25-Sep-11    5.900   11.330
    5        25-Jun-05     5.850   11.270    43       25-Aug-08   5.870   11.290    81       25-Oct-11    6.100   11.350
    6        25-Jul-05     6.040   11.290    44       25-Sep-08   5.870   11.290    82       25-Nov-11    5.900   11.330
    7        25-Aug-05     5.850   11.280    45       25-Oct-08   6.070   11.320    83       25-Dec-11    6.100   11.350
    8        25-Sep-05     5.850   11.280    46       25-Nov-08   5.870   11.300    84       25-Jan-12    5.910   11.330
    9        25-Oct-05     6.050   11.300    47       25-Dec-08   6.070   11.320    85       25-Feb-12    5.910   11.330
   10        25-Nov-05     5.850   11.280    48       25-Jan-09   5.870   11.300    86       25-Mar-12    6.310   11.390
   11        25-Dec-05     6.050   11.300    49       25-Feb-09   5.870   11.300    87       25-Apr-12    5.910   11.330
   12        25-Jan-06     5.850   11.280    50       25-Mar-09   6.500   11.400    88       25-May-12    6.100   11.350
   13        25-Feb-06     5.850   11.280    51       25-Apr-09   5.870   11.300    89       25-Jun-12    5.910   11.330
   14        25-Mar-06     6.480   11.380    52       25-May-09   6.070   11.320    90       25-Jul-12    6.110   11.360
   15        25-Apr-06     5.850   11.280    53       25-Jun-09   5.880   11.300    91       25-Aug-12    5.910   11.330
   16        25-May-06     6.050   11.300    54       25-Jul-09   6.070   11.320    92       25-Sep-12    5.910   11.340
   17        25-Jun-06     5.860   11.280    55       25-Aug-09   5.880   11.300    93       25-Oct-12    6.110   11.360
   18        25-Jul-06     6.050   11.300    56       25-Sep-09   5.880   11.310
   19        25-Aug-06     5.860   11.280    57       25-Oct-09   6.080   11.330
   20        25-Sep-06     5.860   11.280    58       25-Nov-09   5.880   11.310
   21        25-Oct-06     6.050   11.300    59       25-Dec-09   6.080   11.330
   22        25-Nov-06     5.860   11.280    60       25-Jan-10   5.880   11.310
   23        25-Dec-06     6.050   11.300    61       25-Feb-10   5.880   11.310
   24        25-Jan-07     5.860   11.280    62       25-Mar-10   6.520   11.420
   25        25-Feb-07     5.860   11.280    63       25-Apr-10   5.890   11.310
   26        25-Mar-07     6.490   11.390    64       25-May-10   6.080   11.330
   27        25-Apr-07     5.860   11.290    65       25-Jun-10   5.890   11.310
   28        25-May-07     6.060   11.310    66       25-Jul-10   6.080   11.330
   29        25-Jun-07     5.860   11.290    67       25-Aug-10   5.890   11.310
   30        25-Jul-07     6.060   11.310    68       25-Sep-10   5.890   11.310
   31        25-Aug-07     5.860   11.290    69       25-Oct-10   6.090   11.340
   32        25-Sep-07     5.860   11.290    70       25-Nov-10   5.900   11.320
   33        25-Oct-07     6.060   11.310    71       25-Dec-10   6.090   11.340
   34        25-Nov-07     5.860   11.290    72       25-Jan-11   5.900   11.320
   35        25-Dec-07     6.060   11.310    73       25-Feb-11   5.900   11.320
   36        25-Jan-08     5.870   11.290    74       25-Mar-11   6.530   11.430
   37        25-Feb-08     5.870   11.290    75       25-Apr-11   5.900   11.320
   38        25-Mar-08     6.270   11.350    76       25-May-11   6.100   11.350



         (1) Assumes 1-month LIBOR at 2.55%, no losses and is run at the pricing speed to call.

         (2) Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------





                                                EXCESS SPREAD BEFORE LOSSES


                           EXCESS   EXCESS                           EXCESS   EXCESS                       EXCESS     EXCESS
           DISTRIBUTION    SPREAD   SPREAD           DISTRIBUTION    SPREAD   SPREAD         DISTRIBUTION  SPREAD     SPREAD
 PERIOD       DATE         IN BPS    IN BPS PERIOD      DATE         IN BPS   IN BPS PERIOD      DATE       IN BPS     IN BPS
    1        25-Feb-05      440       440    39       25-Apr-08       293      132    77       25-Jun-11      293       71
    2        25-Mar-05      333       334    40       25-May-08       303      145    78       25-Jul-11      304       86
    3        25-Apr-05      304       287    41       25-Jun-08       293      128    79       25-Aug-11      295       70
    4        25-May-05      314       278    42       25-Jul-08       303      141    80       25-Sep-11      295       70
    5        25-Jun-05      305       256    43       25-Aug-08       292      124    81       25-Oct-11      306       86
    6        25-Jul-05      315       259    44       25-Sep-08       292      121    82       25-Nov-11      296       70
    7        25-Aug-05      305       242    45       25-Oct-08       302      134    83       25-Dec-11      307       86
    8        25-Sep-05      306       235    46       25-Nov-08       291      117    84       25-Jan-12      298       70
    9        25-Oct-05      316       240    47       25-Dec-08       301      129    85       25-Feb-12      298       70
   10        25-Nov-05      306       220    48       25-Jan-09       291      111    86       25-Mar-12      319      102
   11        25-Dec-05      315       224    49       25-Feb-09       291      109    87       25-Apr-12      300       70
   12        25-Jan-06      305       204    50       25-Mar-09       321      152    88       25-May-12      310       86
   13        25-Feb-06      304       198    51       25-Apr-09       291      104    89       25-Jun-12      301       70
   14        25-Mar-06      333       232    52       25-May-09       301      117    90       25-Jul-12      312       86
   15        25-Apr-06      303       189    53       25-Jun-09       291      100    91       25-Aug-12      303       70
   16        25-May-06      313       199    54       25-Jul-09       301      114    92       25-Sep-12      303       69
   17        25-Jun-06      303       183    55       25-Aug-09       291       97    93       25-Oct-12      314       85
   18        25-Jul-06      312       194    56       25-Sep-09       291       96
   19        25-Aug-06      301       178    57       25-Oct-09       302      109
   20        25-Sep-06      301       176    58       25-Nov-09       291       93
   21        25-Oct-06      310       187    59       25-Dec-09       302      107
   22        25-Nov-06      300       171    60       25-Jan-10       292       90
   23        25-Dec-06      309       182    61       25-Feb-10       292       89
   24        25-Jan-07      299       166    62       25-Mar-10       322      135
   25        25-Feb-07      298       163    63       25-Apr-10       292       87
   26        25-Mar-07      327       201    64       25-May-10       302      101
   27        25-Apr-07      297       157    65       25-Jun-10       292       85
   28        25-May-07      306       168    66       25-Jul-10       302       99
   29        25-Jun-07      296       152    67       25-Aug-10       292       82
   30        25-Jul-07      305       163    68       25-Sep-10       292       81
   31        25-Aug-07      295       147    69       25-Oct-10       303       96
   32        25-Sep-07      294       145    70       25-Nov-10       293       79
   33        25-Oct-07      304       157    71       25-Dec-10       303       93
   34        25-Nov-07      293       141    72       25-Jan-11       293       76
   35        25-Dec-07      303       154    73       25-Feb-11       293       75
   36        25-Jan-08      292       138    74       25-Mar-11       324      122
   37        25-Feb-08      291       136    75       25-Apr-11       293       73
   38        25-Mar-08      312       162    76       25-May-11       303       87



         (1) Assumes 1-month LIBOR at 2.55%, and is run at the pricing speed to call.

         (2) Assumes the Forward LIBOR curve and run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP I
--------------------------------------------------------------------------------


                               CONTACT INFORMATION
                               -------------------

MBS Trading

Scott Eichel                               Tel: (212) 272-5451
Sr. Managing Director                      seichel@bear.com

Chris Scott                                Tel: (212) 272-5451
Sr. Managing Director                      cscott@bear.com

MBS Structuring

Keith Lind                                 Tel: (212) 272-5451
Associate Director                         klind@bear.com

MBS Banking

Jennifer Schneider                         Tel: (212) 272-7599
Managing Director                          jschneider@bear.com

Ernie Calabrese                            Tel: (212) 272-9529
Managing Director                          ecalabrese@bear.com

Samantha Fong                              Tel: (212) 272-7247
Analyst                                    sfong@bear.com

Syndicate

Carol Fuller                               Tel: (212) 272-4955
Managing Director                          cfuller@bear.com

Angela Ward                                Tel: (212) 272-4955
Vice-President                             award@bear.com

Rating Agencies

Fitch:            Michele Patterson        Tel: (212) 908-0779
                                           michele.patterson@fitchratings.com
                  Marissa Kimmel           Tel: (212) 908-0343
                                           marissa.kimmel@fitchratings.com

Moody's:          Bruce Fabrikant          Tel: (201) 915-8739
                                           bruce.fabrikant@moodys.com

                  Joseph Grohotolski       Tel: (212) 553-4619
                                           joseph.grohotolski@moodys.com

S&P:              Michael Parris           Tel: (212) 438-1566
                                           michael_parris@standardandpoors.com

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS
----------------------------------


$109,880,300 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD1, GROUP II


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of January 1, 2005


FEBRUARY 2, 2005



                                      BEAR
                                    STEARNS


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


                      STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION
              ----------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

              CERTIFICATE INFORMATION TO 20% OPTIONAL CLEAN-UP CALL
              -----------------------------------------------------


              CERTIFICATE           RATINGS               CE          PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS         SIZE (1)       MOODY'S/S&P/FITCH      LEVELS (1)          RATE            (MOS)      (YRS)         TYPE
  -----         --------       -----------------      ----------          ----            -----      -----         ----

  II-A        $94,207,300       Aaa/AAA/AAA           17.35% (2)      LIBOR (3)(4)         1-53      1.784        Senior
 II-M-1        $5,927,200        Aa2/AA/AA            12.15% (2)      LIBOR (3)(5)        43-53      4.023      Subordinate
 II-M-2        $3,875,500         A2/A/A               8.75% (2)      LIBOR (3)(5)        41-53      3.892      Subordinate
 II-M-3        $3,248,600      Baa2/BBB/BBB            5.90% (2)      LIBOR (3)(5)        39-53      3.827      Subordinate
  II-B         $2,621,700      NR/BBB-/BBB-            3.60% (2)      LIBOR (3)(5)        38-53      3.786      Subordinate

    NOTES:       - Prepayment Pricing Speed Assumption is 30% CPR
                 - Certificates will be priced to a 20% clean-up call
                 - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 3.60% as of the Cut-Off Date. Beginning on the distribution date in March 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 4.55% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M and Class B Certificates will increase to 1.5 times its original value.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


THE COLLATERAL

     - Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

     - The mortgage loans are serviced by EMC Mortgage Corp (approximately 60%) and Wells Fargo Home Mortgage, Inc. (approximately 40%).

     - As of the Cut-Off Date, no more than approximately 2% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

     - As of the Cut-Off Date, no more than 37% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

     - The mortgage loans were originated by approximately 27 originators with approximately 43% originated by Wells Fargo, 12% originated by Greenpoint, 12% originated by Weichert, 9% originated by Washington Mutual and 6% originated by First Magnus. No other originator contributed more than 5%.

     - The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

     - The mortgage loans originated by GreenPoint are generally loans that did not meet investor guidelines (approximately 49%) and loans with a delinquency history (approximately 51%).

     - The mortgage loans originated by Weichert are generally loans that did not meet investor guidelines (approximately 88%), loans with Document deficiencies (approximately 6%) and loans with a delinquency history (approximately 6%) .

     - The mortgage loans originated by Washington Mutual are generally loans with a delinquency history (approximately 55%), Seasoned loans (approximately 41%) and loans did not meet investor guidelines (approximately 3%).

     - The mortgage loans originated by First Magnus are generally loans that did not meet investor guidelines (approximately 76%), loans with a delinquency history (approximately 17%) and seasoned loans (approximately 6%).

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.


                                                                                                                              MOS
                         PRINCIPAL                            WAM     GROSS      NET       INITIAL   PERIOD         NET       TO
LOAN TYPES  % OF POOL     BALANCE       GROSS WAC  NET WAC   (MOS.)   MARGIN    MARGIN     CAP       CAP          MAX RATE    ROLL
   ARM        3.08%     $3,509,501.23     4.650%    4.182%    309      2.385%    1.917%    0.671%    1.065%       11.789%      4
   ---        -----     -------------     ------    ------    ---      ------    ------    ------    ------       -------      -

  Hybrid     85.77%    $97,763,630.18     5.935%    5.542%    349      3.748%    3.356%    3.066%    1.747%       11.367%     38
NegAm ARM     5.27%     $6,009,208.33     4.523%    4.013%    322      2.727%    2.217%    0.045%    0.045%       10.720%      1
NegAm
  Hybrid      5.88%     $6,701,392.58     3.252%    2.742%    348      2.990%    2.480%    0.000%    0.000%       10.870%      6
 TOTALS:     100.00%   $113,983,732.32    5.663%    5.255%    347      3.608%    3.200%    2.653%    1.534%       11.316%     33


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

      ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING INFORMATION AS OF JANUARY 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL
          CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE.

SUMMARY OF TERMS


DEPOSITOR:                         Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:              EMC Mortgage Corporation

MASTER SERVICER:                   Wells Fargo Bank, N.A.

SERVICERS:                         EMC Mortgage Corp (approximately 60%) and
                                   Wells Fargo Home Mortgage, Inc.
                                   (approximately 40%).

SOLE MANAGER:                      Bear, Stearns & Co. Inc.

TRUSTEE:                           JPMorgan Chase Bank

RATING AGENCIES:                   Moody's Investors Service, Standard & Poor's
                                   Ratings Group & Fitch Ratings.

CUT-OFF DATE:                      January 1, 2005

SETTLEMENT DATE:                   On or about February 8, 2005

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing February, 2005

OPTIONAL CALL:                     20% clean-up call

REGISTRATION:                      The Certificates will be available in book-
                                   entry form through DTC.

DENOMINATIONS:                     The Certificates are issuable in minimum
                                   denominations of an original amount of
                                   $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:               REMIC (one or more)

ERISA CONSIDERATIONS: The Class A Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY: None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Each servicer will be obligated to advance, or cause to be advanced, cash advances

P&I ADVANCES:                      Each servicer will be obligated to advance,
                                   or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop each servicer's obligation.

NET MORTGAGE RATE:                 On any mortgage loan, the then applicable
                                   mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to
                                   0.50%) and (2) the Master Servicing Fee Rate
                                   (0.01%).

INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                   Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

                                   related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                   The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

                                   The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will not
                                   receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:                Subordination: Initially, [17.35]% for the
                                   Class A Certificates, [12.15]% for the Class
                                   M-1 Certificates, [8.75]% for the Class M-2
                                   Certificates, [5.90]% for the Class M-3
                                   Certificates, and [3.60]% for the Class B
                                   Certificates.

                                   o  Overcollateralization ("OC")
                                      INITIAL (% Orig.)          [3.60]%
                                      OC TARGET (% Orig.)        [4.55]%
                                      STEPDOWN (% Current)       [9.10]%
                                      OC FLOOR (% Orig.)          0.50%

                                   o   Excess spread, which will initially be
                                       equal to approximately [237] bps per
                                       annum (before losses), is expected to be available to cover losses and to build additional OC commencing on the March 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution date and each class of
                                   offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate
                                   Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master
                                   Servicer.

PRINCIPAL REMITTANCE AMOUNT:       With respect to any distribution date, the
                                   principal portion of all scheduled or
                                   unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Basic Principal Distribution Amount plus the
                                   Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            excess of (i) the Principal Remittance Amount
                                   for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

NET MONTHLY EXCESS CASH-FLOW:      For any distribution date, the excess of (x)
                                   available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Interest Carry
                                   Forward Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


BASIS RISK CARRY FORWARD AMOUNT:   For any distribution date for the Offered
                                   Certificates, the sum of (i) if on such
                                   distribution date the Pass-Through Rate for the related Certificates is based on the Net
                                   Rate Cap, the excess of (a) the Interest
                                   Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus
                                   (ii) any such amounts remaining unpaid from prior distribution dates.

STEPDOWN DATE:                     The earlier to occur of (i) the distribution
                                   date on which the aggregate Certificate
                                   Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in February 2008 and (y) the first distribution date for which the aggregate
                                   Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [36.60]%.

TRIGGER EVENT:                     If either the Delinquency Test or the
                                   Cumulative Loss Test is violated.

DELINQUENCY TEST:                  A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                   Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated
                                   Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 40% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount as a percentage of the aggregate Stated Principal
                                   Balance of the mortgage loans.

CUMULATIVE LOSS TEST:              The Cumulative Loss Test is violated on any
                                   Distribution Date if the aggregate amount of realized losses incurred since the Cut-off
                                   Date through the last day of the related Due
                                   Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                   DISTRIBUTION DATE OCCURRING IN             PERCENTAGE
                                   February 2008 through January 2009           [3.00]%
                                   February 2009 through January 2010           [4.50]%
                                   February 2010 through January 2011           [5.75]%
                                   February 2011 and thereafter                 [6.00]%

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions on
                                   the Certificates, to the extent of available funds, will be made according to the following priority:

                                   INTEREST DISTRIBUTIONS:

                                   1)   To the holders of the Class A
                                        Certificates, the Interest Distribution
                                        Amount and Interest Carry Forward
                                        Amount;

                                   2)   To the holders of the Class M-1, Class
                                        M-2, Class M-3 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

                                   PRINCIPAL DISTRIBUTIONS:

                                   Prior to the Stepdown Date or on which a Trigger Event is in effect

                                   1)   To the holders of the Class A
                                        Certificates until the Certificate
                                        Principal Balance of such class has been reduced to zero;

                                   2)   To the holders of the Class M-1, Class
                                        M-2, Class M-3 and Class B Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                                   On or after the Stepdown Date on which a Trigger Event is not in effect

                                   1)   To the holders of the Class A
                                        Certificates, the Class A Distribution
                                        Amount until the Certificate Principal
                                        Balance of such class has been reduced
                                        to zero;

                                   2)   To the holders of the Class M-1
                                        Certificates, the Class M-1 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   3)   To the holders of the Class M-2
                                        Certificates, the Class M-2 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;

                                   4)   To the holders of the Class M-3
                                        Certificates, the Class M-3 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and

                                   5)   To the holders of the Class B
                                        Certificates, the Class B Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.

                                   NET MONTHLY EXCESS CASHFLOW:

                                   1)   Payment of Interest Carry Forward
                                        Amounts and any Basis Risk Carry Forward
                                        Amount to the holders of the Class A
                                        Certificates to the extent not
                                        previously reimbursed.

                                   2)   Payment of Interest Carry Forward
                                        Amounts to the holders of the Class M-1
                                        Certificates, the Class M-2
                                        Certificates, the Class M-3 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;

                                   3)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-1
                                        Certificates;

                                   4)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-2
                                        Certificates;

                                   5)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-3
                                        Certificates;

                                   6)   Payment of any allocated realized loss
                                        amount to the holders of the Class B
                                        Certificates;

                                   7)   Payment of the Basis Risk Carry Forward
                                        Amount, if any, due to each such class
                                        in the following manner and order of
                                        priority: first, to the holders of the
                                        Class M-1 Certificates, second, to the
                                        holders of the Class M-2 Certificates,
                                        third, to the holders of the Class M-3
                                        Certificates and fourth, to the holders
                                        of the Class B Certificates; and

                                   8)   To the holders of the Class B-IO
                                        Certificates and the Class R
                                        Certificates, as provided in the pooling and servicing agreement.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


CLASS A PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of
                                   (x) [63.40]% of the aggregate Stated
                                   Principal Balance of the mortgage loans, as of the last day of the related due period
                                   (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.


CLASS M-1 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount for that distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [73.80]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A and Class M-1
                                   Certificates (after taking into account the payment of the Class A and Class M-1
                                   Principal Distribution Amounts for that
                                   distribution date) and (2) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to such
                                   distribution date over (B) the lesser of (x)
                                   [80.60]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION   For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1 and Class
                                   M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class
                                   M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x)
                                   [86.30]% of the aggregate Stated Principal
                                   Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                   Prepayment Period) less the
                                   Overcollateralization Floor.

CLASS B PRINCIPAL DISTRIBUTION     For any applicable distribution date, an
AMOUNT:                            amount equal to the excess (if any) of (A)
                                   the sum of (1) the Certificate Principal
                                   Balance of the Class A, Class M-1, Class M-2 and, Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal
                                   Distribution Amounts for that distribution
                                   date) and (2) the Certificate Principal
                                   Balance of the Class B Certificates
                                   immediately

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

                                   prior to such distribution date over (B) the lesser of (x) [90.90]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY   For any distribution date, the amount, if
AMOUNT:                            any, by which the Overcollateralization
                                   AMOUNT: Target Amount exceeds the
                                   Overcollateralized Amount on such
                                   distribution date.

OVERCOLLATERALIZATION RELEASE      For any Distribution Date, the lesser of (x)
AMOUNT:                            the Principal Remittance Amount for such
                                   Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the
                                   Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                   Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET       With respect to any Distribution Date, (i)
AMOUNT:                            prior to the Stepdown Date, an amount equal
                                   to approximately 4.55% of the aggregate
                                   principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 9.10% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $569,919 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target
                                   Amount for the immediately preceding
                                   Distribution Date. As of January 1, 2005, the
                                   OC Target Amount would have been
                                   approximately $5.186 million.

OVERCOLLATERALIZED AMOUNT:         For any distribution date, the amount, if
                                   any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates as of such distribution date.

REALIZED LOSSES:                   Any loss on a mortgage loan attributable to
                                   the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:              Any Realized Losses on the mortgage loans
                                   will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the
                                   Overcollateralization Amount, third, to the
                                   Class B Certificates, fourth, to the Class
                                   M-3, fifth, to Class M-2 and sixth to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A
                                   Certificates.

                                   Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:    With respect to the Class M-1, Class M-2,
                                   Class M-3 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:     The Interest Carry Forward Amount is the
                                   amount of interest that was due, but remains unpaid from prior distribution dates.

YIELD MAINTENANCE AGREEMENT:       The issuer may benefit from payments from the
                                   Yield Maintenance Provider pursuant to five separate Yield Maintenance Agreements purchased with respect to

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


                                   each Class of Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate Certificates and the Net Rate Cap.

                                   On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional Balance schedule (as shown herein), calculated based on 24% CPR.

                                   It is anticipated that the Yield Maintenance
                                   Agreements will include the following terms:

                                                   Class A       Class M-1     Class M-2     Class M-3     Class B
                                   Month           Strike        Strike        Strike        Strike        Strike
                                   -----           ------        ------        ------        ------        ------

                                   1-3             5.00%         4.80%         4.40%         3.70%         3.70%
                                   4-17            5.75%         5.55%         5.15%         4.45%         4.45%
                                   18-23           6.70%         6.50%         6.10%         5.40%         5.40%
                                   24-29           7.15%         6.95%         6.55%         5.85%         5.85%
                                   30-35           7.67%         7.47%         7.07%         6.37%         6.37%
                                   36-42           8.19%         7.99%         7.59%         6.89%         6.89%
                                   43-47           8.43%         8.23%         7.83%         7.13%         7.13%
                                   48-52           9.03%         8.83%         8.43%         7.73%         7.73%
                                   53-62           9.71%         9.51%         9.11%         8.41%         8.41%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED
                   BASED ON INFORMATION AS OF JANUARY 1, 2005.


          LOAN CHARACTERISTIC                       ARMS POOL
           Expected Pool Balance              $113,983,732.32
           Average Balance                        $185,944.10
           % Conforming Balances                       65.37%
           WA Gross WAC                                5.663%
           Range of Gross WAC                1.000% - 10.999%
           WA Net WAC (%)                              5.255%
           WAM (mos)                                      347
           WA Age (mos)                                    14
           WA Orig. Term (mos)                            361
          Fixed Rate Balloon                            0.00%
          Fixed Rate Fully Amortizing                   0.00%
           First Lien / Second Lien          100.00% /  0.00%
          CURRENT BALANCE
          $0 - $49,999                                  2.43%
          $50,000 - $99,999                             8.07%
          $100,000 - $149,999                          11.64%
          $150,000 - $199,999                          15.64%
          $200,000 - $249,999                           9.30%
          $250,000 - $299,999                           9.08%
          $300,000 - $349,999                           5.87%
          $350,000 - $399,999                           5.59%
          $400,000 - $449,999                           5.15%
          $450,000 - $499,999                           5.82%
          $500,000 - $549,999                           4.99%
          $550,000 - $599,999                           2.55%
          $600,000 - $649,999                           3.32%
          $650,000 - $699,999                           1.72%
          $700,000 - $749,999                           1.28%
          $750,000 - $799,999                           0.70%
          $800,000 or above                             6.84%
          INTEREST RATE
          Up to 5.999%                                 66.47%
          6.000% - 6.999%                              11.79%
          7.000% - 7.999%                              10.63%
          8.000% - 8.999%                               6.80%
          9.000% - 9.999%                               2.81%
          10.000% - 10.999%                             1.50%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
        OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS
            BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005.


          LOAN CHARACTERISTIC                      ARMS POOL
          AGE (MONTHS)
          0 - 12                                      81.11%
          13 - 24                                     10.15%
          25 - 36                                      2.22%
          37 - 48                                      0.56%
          49 - 60                                      1.05%
          61 - 72                                      1.00%
          73 - 84                                      0.33%
          85 - 96                                      0.56%
          97 and Greater                               3.02%
          ORIGINAL TERM
          1-15 Years                                   0.96%
          16-30 Years                                 96.34%
          31+ Years                                    2.70%
          CREDIT SCORE
          Weighted Average                               642
          Not Available                                0.91%
          Up to 549                                   23.29%
          550 to 599                                  10.81%
          600 to 649                                  11.29%
          650 to 699                                  21.55%
          700 to 749                                  21.09%
          750 to 799                                  10.43%
          800 and above                                0.63%
           CURRENT LTV
           Weighted Average                           76.78%
           % LTV's > 80%                              33.68%
           % of LTV's > 80% with MI                   30.34%
          Insurance
          ORIGINAL LTV
          Weighted Average                            78.26%
          Up to 10.00%                                  ---%
          10.01 - 20.00%                                ---%
          20.01% - 30.00%                              0.21%
          30.01% - 40.00%                              1.57%
          40.01% - 50.00%                              1.60%
          50.01% - 60.00%                              5.80%
          60.01% - 70.00%                              9.27%
          70.01% - 80.00%                             46.33%
          80.01% - 90.00%                             22.49%
          90.01% - 100.00%                            11.96%
          100.01% and above                            0.77%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
        OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS
            BEEN PROVIDED BASED ON INFORMATION AS OF JANUARY 1, 2005.


          LOAN CHARACTERISTIC                     ARMS POOL
          OCCUPANCY STATUS
           Owner Occupied                            90.25%
           Investor Property                          4.26%
           Second Home                                5.49%
          LOAN PURPOSE
           Purchase Money                            56.53%
           Cash-Out Refi                             28.15%
           Rate/Term Refi                            15.33%
          INSURANCE
           Conventional w/MI                         31.07%
           Conventional w/o MI                       68.93%
          GEOGRAPHIC CONCENTRATION
          (> 5%)
          California                                 18.56%
          New Jersey                                 13.00%
          Virginia                                    6.79%
          New York                                    5.54%
          PROPERTY TYPE
          Single Family                              72.00%
          PUD                                        12.09%
          Condominium                                 5.99%
          2-4 Family                                  4.32%
          Other                                       3.14%
          Townhouse                                   1.99%
          CO-OP                                       0.46%
          LOAN TYPE
          6MLIB                                      40.36%
          1YTRSY                                     31.48%
          1YLIB                                      20.45%
          MTA                                         4.25%
          COFI                                        1.47%
          3YTRSY                                      1.04%
          1MLIB                                       0.70%
          FHLBB                                       0.17%
          FHLMC                                       0.08%
          5YTRSY                                      0.00%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP

                  Distribution  Class    Class    Class    Class    Class
        Period    Date          A        M-1      M-2      M-3       B
           1      25-Feb-05     2.89     3.09     3.49     4.19     4.19
           2      25-Mar-05     11.5     11.5     11.5     11.5     11.5
           3      25-Apr-05     11.5     11.5     11.5     11.5     11.5
           4      25-May-05     11.5     11.5     11.5     11.5     11.5
           5      25-Jun-05     11.5     11.5     11.5     11.5     11.5
           6      25-Jul-05     11.5     11.5     11.5     11.5     11.5
           7      25-Aug-05     11.5     11.5     11.5     11.5     11.5
           8      25-Sep-05     11.5     11.5     11.5     11.5     11.5
           9      25-Oct-05     11.5     11.5     11.5     11.5     11.5
          10      25-Nov-05     11.5     11.5     11.5     11.5     11.5
          11      25-Dec-05     11.5     11.5     11.5     11.5     11.5
          12      25-Jan-06     11.5     11.5     11.5     11.5     11.5
          13      25-Feb-06     11.5     11.5     11.5     11.5     11.5
          14      25-Mar-06     11.5     11.5     11.5     11.5     11.5
          15      25-Apr-06     11.5     11.5     11.5     11.5     11.5
          16      25-May-06     11.5     11.5     11.5     11.5     11.5
          17      25-Jun-06     11.5     11.5     11.5     11.5     11.5
          18      25-Jul-06     11.5     11.5     11.5     11.5     11.5
          19      25-Aug-06     11.5     11.5     11.5     11.5     11.5
          20      25-Sep-06     11.5     11.5     11.5     11.5     11.5
          21      25-Oct-06     11.5     11.5     11.5     11.5     11.5
          22      25-Nov-06     11.5     11.5     11.5     11.5     11.5
          23      25-Dec-06     11.5     11.5     11.5     11.5     11.5
          24      25-Jan-07     11.5     11.5     11.5     11.5     11.5
          25      25-Feb-07     11.5     11.5     11.5     11.5     11.5
          26      25-Mar-07     11.5     11.5     11.5     11.5     11.5
          27      25-Apr-07     11.5     11.5     11.5     11.5     11.5
          28      25-May-07     11.5     11.5     11.5     11.5     11.5

          (1) Assumes Indices at 20%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP (CONTINUED)

                  Distribution  Class    Class    Class    Class    Class
        Period    Date          A        M-1      M-2      M-3       B
          29      25-Jun-07     11.5     11.5     11.5     11.5     11.5
          30      25-Jul-07     11.5     11.5     11.5     11.5     11.5
          31      25-Aug-07     11.5     11.5     11.5     11.5     11.5
          32      25-Sep-07     11.5     11.5     11.5     11.5     11.5
          33      25-Oct-07     11.5     11.5     11.5     11.5     11.5
          34      25-Nov-07     11.5     11.5     11.5     11.5     11.5
          35      25-Dec-07     11.5     11.5     11.5     11.5     11.5
          36      25-Jan-08     11.5     11.5     11.5     11.5     11.5
          37      25-Feb-08     11.5     11.5     11.5     11.5     11.5
          38      25-Mar-08     11.5     11.5     11.5     11.5     11.5
          39      25-Apr-08     11.5     11.5     11.5     11.5     11.5
          40      25-May-08     11.5     11.5     11.5     11.5     11.5
          41      25-Jun-08     11.5     11.5     11.5     11.5     11.5
          42      25-Jul-08     11.5     11.5     11.5     11.5     11.5
          43      25-Aug-08     11.5     11.5     11.5     11.5     11.5
          44      25-Sep-08     11.5     11.5     11.5     11.5     11.5
          45      25-Oct-08     11.5     11.5     11.5     11.5     11.5
          46      25-Nov-08     11.5     11.5     11.5     11.5     11.5
          47      25-Dec-08     11.5     11.5     11.5     11.5     11.5
          48      25-Jan-09     11.5     11.5     11.5     11.5     11.5
          49      25-Feb-09     11.5     11.5     11.5     11.5     11.5
          50      25-Mar-09     11.5     11.5     11.5     11.5     11.5
          51      25-Apr-09     11.5     11.5     11.5     11.5     11.5
          52      25-May-09     11.5     11.5     11.5     11.5     11.5
          53      25-Jun-09     11.5     11.5     11.5     11.5     11.5
          54      25-Jul-09     11.5     11.5     11.5     11.5     11.5

          (1) Assumes Indices at 20%, no losses and run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------



NOTIONAL BALANCE SCHEDULE
(24% CPR)

                   Class             Class            Class            Class            Class
      Date           A                M-1              M-2              M-3               B
     8-Feb-05   94,207,300.00     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Feb-05   91,180,809.50     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Mar-05   88,321,272.11     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Apr-05   85,552,021.57     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-May-05   82,837,440.74     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jun-05   80,368,335.28     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jul-05   77,995,880.92     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Aug-05   75,678,547.92     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Sep-05   73,415,072.97     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Oct-05   71,204,176.84     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Nov-05   69,044,602.03     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Dec-05   66,935,252.17     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jan-06   64,875,001.43     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Feb-06   62,862,675.83     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Mar-06   60,897,022.58     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Apr-06   58,975,947.59     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-May-06   57,099,604.13     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jun-06   55,270,595.18     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jul-06   53,483,118.74     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Aug-06   51,737,306.38     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Sep-06   50,032,001.40     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Oct-06   48,366,360.29     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Nov-06   46,739,281.04     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Dec-06   45,149,368.35     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jan-07   43,596,480.72     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Feb-07   42,079,774.28     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Mar-07   40,598,177.59     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Apr-07   39,150,352.30     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-May-07   37,736,093.55     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jun-07   36,354,334.13     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD1, GROUP II
--------------------------------------------------------------------------------



NOTIONAL BALANCE SCHEDULE (CONTINUED)
(24% CPR)


                   Class             Class            Class            Class            Class
      Date           A                M-1              M-2              M-3               B
    25-Jul-07   35,004,652.56     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Aug-07   33,684,836.29     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Sep-07   32,395,467.27     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Oct-07   31,136,246.45     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Nov-07   29,906,469.48     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Dec-07   28,705,458.38     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Jan-08   27,532,546.06     5,927,200.00     3,875,500.00     3,248,600.00     2,621,718.00
    25-Feb-08   27,532,546.06     5,927,200.00     3,875,500.00     3,248,600.00     2,363,093.15
    25-Mar-08   27,532,546.06     5,927,200.00     3,719,014.85     2,629,327.63     2,121,946.55
    25-Apr-08   27,532,546.06     5,702,854.59     3,062,397.61     2,567,024.87     2,071,666.35
    25-May-08   27,532,546.06     4,915,111.06     2,989,812.84     2,506,181.39     2,022,563.83
    25-Jun-08   27,214,151.14     4,464,217.04     2,918,928.52     2,446,763.31     1,974,611.65
    25-Jul-08   26,568,758.46     4,358,346.64     2,849,705.16     2,388,737.50     1,927,783.07
    25-Aug-08   25,938,491.56     4,254,957.48     2,782,104.15     2,332,071.61     1,882,052.00
    25-Sep-08   25,322,998.94     4,153,991.90     2,716,087.80     2,276,734.05     1,837,392.92
    25-Oct-08   24,722,305.45     4,055,453.97     2,651,658.77     2,222,727.05     1,793,807.64
    25-Nov-08   24,135,454.23     3,959,186.73     2,588,714.43     2,169,964.57     1,751,226.74
    25-Dec-08   23,562,681.36     3,865,228.91     2,527,280.10     2,118,467.85     1,709,667.33
    25-Jan-09   23,003,335.17     3,773,473.60     2,467,285.89     2,068,178.28     1,669,082.14
    25-Feb-09   22,457,103.65     3,683,869.63     2,408,698.33     2,019,067.83     1,629,448.53
    25-Mar-09   21,923,631.84     3,596,358.76     2,351,479.34     1,971,104.58     1,590,740.74
    25-Apr-09   21,402,815.00     3,510,923.82     2,295,617.70     1,924,279.11     1,552,951.17
    25-May-09   20,893,610.31     3,427,393.74     2,241,001.56     1,878,497.65     1,516,004.16
    25-Jun-09   20,396,381.93     3,345,828.25     2,187,669.96     1,833,792.96     1,479,926.13
    25-Jul-09   19,910,808.85     3,266,174.71     2,135,588.49     1,790,136.18     1,444,693.79
    25-Aug-09   19,435,853.79     3,188,262.95     2,084,645.88     1,747,434.03     1,410,231.87
    25-Sep-09   18,971,525.67     3,112,094.43     2,034,843.09     1,705,687.33     1,376,541.03
    25-Oct-09   18,518,045.13     3,037,705.35     1,986,203.79     1,664,915.92     1,343,637.27
    25-Nov-09   18,075,248.10     2,965,068.80     1,938,710.38     1,625,105.03     1,311,508.68
    25-Dec-09   17,642,885.43     2,894,143.91     1,892,336.13     1,586,232.27     1,280,137.19
    25-Jan-10   17,220,713.77     2,824,890.75     1,847,054.95     1,548,275.76     1,249,505.15


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


BSABS 2005-SD1 ARMs
BSABS 2005-SD1 ARMs                        Percent  GWAC   NWAC     Min GWAC    Max GWAC   Avg Balance  Orig Term   Age   Rem Term
GROUP 1                                       100   5.663  5.255         1       10.95     185,944.10        361    14        347
TOTAL                                         100   5.663  5.255         1       10.95     185,944.10        361    14        347

Current Balance
Current Balance                   Pct of overall CURRENT BALANCE
                       -50,000.99            2.47
   50,001.00 -   100,000.99                  8.02
  100,001.00 -   150,000.99                 11.64
  150,001.00 -   200,000.99                 15.81
  200,001.00 -   250,000.00                  9.13
  250,000.01 -   300,000.00                  9.08
  300,000.01 -   350,000.00                  5.87
  350,000.01 -   400,000.00                  5.94
  400,000.01 -   450,000.00                   4.8
  450,000.01 -   500,000.00                  6.26
  500,000.01 -   550,000.00                  4.55
  550,000.01 -   600,000.00                  3.08
  600,000.01 -   650,000.00                  3.93
  650,000.01 -   700,000.00                  0.58
  700,000.01 -   750,000.00                  1.28
  750,000.01 -   800,000.00                   0.7
  800,000.01 -   850,000.00                  1.44
  850,000.01 -   900,000.00                  0.77
  950,000.01 - 1,000,000.00                  0.87
1,000,000.01 +                               3.76
TOTAL                                         100

Current Gross Coupon
Current Gross Coupon              Pct of overall CURRENT BALANCE
                            -2.25            3.52
2.751 - 3.000                                0.42
3.251 - 3.500                                0.77
3.501 - 3.750                                1.84
3.751 - 4.000                                4.99
4.001 - 4.250                                3.88
4.251 - 4.500                                6.36
4.501 - 4.750                               11.82
4.751 - 5.000                               12.42
5.001 - 5.250                                5.16
5.251 - 5.500                                6.78
5.501 - 5.750                                3.54
5.751 - 6.000                                6.78
6.001 - 6.250                                3.28
6.251 +                                     28.42
TOTAL                                         100


Current Net Coupon
Current Net Coupon                Pct of overall CURRENT BALANCE
                            -2.25            3.52
2.501 - 2.750                                0.42
2.751 - 3.000                                0.65
3.001 - 3.250                                1.11
3.251 - 3.500                                2.63
3.501 - 3.750                                5.96
3.751 - 4.000                                6.78
4.001 - 4.250                                5.44
4.251 - 4.500                               13.84
4.501 - 4.750                                9.76
4.751 - 5.000                                   7
5.001 - 5.250                                3.79
5.251 - 5.500                                 5.4
5.501 - 5.750                                3.95
5.751 - 6.000                                2.19
6.001 +                                     27.57
TOTAL                                         100

Current LTV
Current LTV                       Pct of overall CURRENT BALANCE
 5.01 - 10.00                                0.03
10.01 - 15.00                                 0.1
15.01 - 20.00                                0.06
20.01 - 25.00                                0.31
25.01 - 30.00                                 0.2
30.01 - 35.00                                0.75
35.01 - 40.00                                1.16
40.01 - 45.00                                 1.1
45.01 - 50.00                                0.88
50.01 - 55.00                                3.77
55.01 - 60.00                                2.38
60.01 - 65.00                                5.29
65.01 - 70.00                                5.77
70.01 - 75.00                               12.14
75.01 - 80.00                               32.36
80.01 - 85.00                                9.46
85.01 - 90.00                                12.4
90.01 - 95.00                                9.24
95.01 +                                      2.58
TOTAL                                         100

Credit Score
Credit Score                      Pct of overall CURRENT BALANCE
                                0            0.91
   1 -  500                                   5.7
 501 -  550                                 17.86
 551 -  600                                 10.65
 601 -  650                                 11.68


 651 -  700                                 21.39
 701 -  750                                 20.91
 751 -  800                                 10.27
 801 -  850                                  0.63
TOTAL                                         100

Original Term
Original Term                     Pct of overall CURRENT BALANCE
  61 -  120                                  0.02
 121 -  180                                  0.94
 181 -  240                                  0.26
 241 -  359                                  2.79
 360 -  360                                 93.29
 361 +                                        2.7
TOTAL                                         100

Remaining Term
Remaining Term                    Pct of overall CURRENT BALANCE
                              -60             0.2
  61 -  120                                  0.25
 121 -  180                                  1.11
 181 -  240                                  1.61
 241 -  300                                  2.58
 301 -  360                                 91.76
 361 +                                       2.48
TOTAL                                         100

State
State                             Pct of overall CURRENT BALANCE
Alabama                                       0.2
Alaska                                       0.64
Arizona                                      3.14
Arkansas                                     0.47
California                                  18.56
Colorado                                     3.06
Connecticut                                  1.13
Delaware                                     0.33
District of Columbia                         0.45
Florida                                       3.7
Georgia                                      3.13
Hawaii                                       0.37
Idaho                                        0.05
Illinois                                     3.04
Indiana                                      2.99
Iowa                                         0.56
Kansas                                       0.18
Kentucky                                     0.77
Louisiana                                    0.68
Maine                                        0.27
Maryland                                     2.15
Massachusetts                                1.02
Michigan                                     2.72
Minnesota                                    1.65
Mississippi                                  0.43
Missouri                                     2.79
Nebraska                                      0.4
Nevada                                       1.82
New Hampshire                                0.03
New Jersey                                     13
New Mexico                                   0.46
New York                                     5.54
North Carolina                               1.47
North Dakota                                 0.19
Ohio                                         1.35
Oklahoma                                     0.37
Oregon                                       1.54
Pennsylvania                                 1.89
South Carolina                               1.06
Tennessee                                    0.55
Texas                                        2.59
Utah                                         0.52
Virginia                                     6.79
Washington                                   4.39
West Virginia                                0.11
Wisconsin                                    1.47
TOTAL                                         100

Loan Purpose
Loan Purpose                      Pct of overall CURRENT BALANCE
Cash Out Refinance                          28.15
Purchase                                    56.53
Rate/Term Refinance                         15.33
TOTAL                                         100

Occupancy
Occupancy                         Pct of overall CURRENT BALANCE
Investor                                     4.26
Owner Occupied                              90.25
Second Home                                  5.49
TOTAL                                         100

Property Type
Property Type                     Pct of overall CURRENT BALANCE
2-4 Family                                   4.32
CO-OP                                        0.46
Condominium                                  5.99
Other                                        3.14
PUD                                         12.09
Single Family                                  72
Townhouse                                    1.99
TOTAL                                         100

Documentation Code
Documentation Code                Pct of overall CURRENT BALANCE
FULL/ALTERNATIVE                            72.68
NO INCOME/NO ASSET                          18.96
STATED INCOME                                7.64
UNKNOWN                                      0.71
TOTAL                                         100

Interest Only
Interest Only                     Pct of overall CURRENT BALANCE
NO                                          77.99
YES                                         22.01
TOTAL                                         100

Months to Roll
Months to Roll                    Pct of overall CURRENT BALANCE
   0 -    9                                 19.21
  10 -   19                                 25.27
  20 -   29                                  9.44
  30 -   39                                  9.46
  40 -   49                                  5.08
  50 -   59                                 21.58
  60 -   69                                  0.87
  70 -   79                                   2.2
  80 -   89                                  1.52
  90 -   99                                  0.58
 100 +                                       4.79
TOTAL                                         100

Gross Margin
Gross Margin                      Pct of overall CURRENT BALANCE
                                0            0.17
0.001 - 1.749                                0.59
1.750 - 1.999                                0.11
2.000 - 2.249                                1.12
2.250 - 2.499                                17.5
2.500 - 2.749                               13.63
2.750 - 2.999                               30.59
3.000 - 3.249                                3.29
3.250 +                                        33
TOTAL                                         100

Max Rate
Max Rate                          Pct of overall CURRENT BALANCE
 8.000 -  8.499                              0.09
 8.500 -  8.999                              1.18
 9.000 -  9.499                              3.75
 9.500 -  9.999                             15.73
10.000 - 10.499                              9.69
10.500 - 10.999                             13.43
11.000 - 11.499                             11.24
11.500 - 11.999                              9.48
12.000 - 12.499                              5.54
12.500 +                                    29.86
TOTAL                                         100

Prepay
Prepay                            Pct of overall CURRENT BALANCE
No                                          82.84
      NoPP                                  82.84
Yes                                         17.16
      1YPP                                   1.88
      2YPP                                   9.63
      3YPP                                   5.43
      5YPP                                   0.22
TOTAL                                         100

Caps
Caps                              Pct of overall CURRENT BALANCE
                                0            11.4
                                1           33.54
                              1.5            3.07
                                2           45.61
                             2.25            0.18
                                3            3.96
                                5            1.69
                                6            0.55
TOTAL                                         100

Table cont'd

BSABS 2005-SD1 ARMs                                    Gross                 Initial            Periodic                      Net
BSABS 2005-SD1 ARMs                 LTV   FICO        Margin    WA Roll     Rate Cap            Rate Cap    Maximum Rate     Margin
GROUP 1                            76.78   642         3.608       33          2.653             1.534          11.724          0
TOTAL                              76.78   642         3.608       33          2.653             1.534          11.724          0



BSABS 2005-SD1 ARMs
                                                                                                         Ini-   Perio-
                                                                                                         tial   dic
                                           Min  Max     Avg      Orig      Rem              Gross   WA   Rate   Rate   Max     Net
BSABS 2005-SD1 ARMs      Pct  GWAC   NWAC  GWAC GWAC   Balance   Term  Age Term LTV   FICO  Margin  Roll Cap    Cap    Rate   Margin
-------------------      ---- -----  ----  ---- ---- ----------  ----  --- ---- ---   ----  ------  ---- -----  -----  ------ ------
GROUP 1                  100  3.853  3.343  1    7   317,765.02  355   19  336  74.33  639   2.866   3   0.021  0.021  11.309   0
TOTAL                    100  3.853  3.343  1    7   317,765.02  355   19  336  74.33  639   2.866   3   0.021  0.021  11.309   0

Current Balance
Current Balance          Pct of overall CURRENT BALANCE
-50,000.99                0.83
   50,001.00-100,000.99   4.2
  100,001.00-150,000.99   3.58
  150,001.00-200,000.99   2.68
  200,001.00-250,000.00   3.74
  250,000.01-300,000.00  16.88
  300,000.01-350,000.00   2.41
  350,000.01-400,000.00  11.73
  400,000.01-450,000.00   6.61
  500,000.01-550,000.00   8.07
  600,000.01-650,000.00   5.08
  700,000.01-750,000.00   5.87
  750,000.01-800,000.00   6.27
1,000,000.01+            22.05
TOTAL                      100

Current Gross Coupon
Current Gross Coupon     Pct of overall CURRENT BALANCE
-2.25                    31.59
3.501-3.750               0.97
3.751-4.000               2.18
4.001-4.250               9.12
4.251-4.500              24.64
4.501-4.750              11.12
4.751-5.000                  2
5.001-5.250                  5
5.251-5.500               4.22
5.501-5.750               0.23
5.751-6.000               0.7
6.251+                    8.22
TOTAL                      100

Current Net Coupon
Current Net Coupon       Pct of overall CURRENT BALANCE
-2.25                    31.59
3.001-3.250               0.97
3.251-3.500               2.18
3.501-3.750               9.12
3.751-4.000              24.64
4.001-4.250              11.12
4.251-4.500                  2
4.501-4.750                  5
4.751-5.000               4.22
5.001-5.250               0.23
5.251-5.500               0.7
5.751-6.000               1.34
6.001+                    6.88
TOTAL                      100

Current LTV
Current LTV              Pct of overall CURRENT BALANCE
 5.01-10.00               0.02
30.01-35.00               0.21
35.01-40.00               0.97
45.01-50.00               0.71
50.01-55.00              12.66
55.01-60.00               3.41
60.01-65.00               0.74
65.01-70.00                  2
70.01-75.00              11.6
75.01-80.00              55.36
80.01-85.00               1.66
85.01-90.00               5.56
90.01-95.00               2.79
95.01+                    2.31
TOTAL                    100

Credit Score
Credit Score             Pct of overall CURRENT BALANCE
   1-500                  9.74
 501-550                 20.09
 551-600                 12.07
 601-650                  5.95
 651-700                  2.98
 701-750                 39.79
 751-800                  9.39
TOTAL                      100

Original Term
Original Term            Pct of overall CURRENT BALANCE
  61-120                  0.21
 121-180                  0.27
 181-240                  1.79
 241-359                 23.54
 360-360                 72.01
 361+                     2.18
TOTAL                      100

Remaining Term
Remaining Term           Pct of overall CURRENT BALANCE
  61-1 20                0.23
 121-1 80                0.99
 181-2 40                3.89
 241-300                 5.99
 301-360                86.72
 361 +                   2.18
TOTAL                     100

State
State                    Pct of overall CURRENT BALANCE
Arizona                   2.94
California               45.64
Colorado                  3.26
Florida                   0.96
Georgia                   3.34
Illinois                  2.07
Maryland                  0.76
Michigan                  8.12
Missouri                  0.27
New Jersey                7.99
New York                 12.62
Ohio                      0.86
Pennsylvania              0.84
Virginia                  9.39
Washington                0.93
TOTAL                      100

Loan Purpose
Loan Purpose             Pct of overall CURRENT BALANCE
Cash Out Refinance       24.09
Purchase                 60.23
Rate/Term Refinance      15.68
TOTAL                      100

Occupancy
Occupancy                Pct of overall CURRENT BALANCE
Investor                  2.41
Owner Occupied           88.4
Second Home               9.19
TOTAL                      100

Property Type
Property Type            Pct of overall CURRENT BALANCE
2-4 Family                   6
Condominium              10.39
Other                     5.37
PUD                       2.94
Single Family            72.51
Townhouse                 2.79
TOTAL                      100

Documentation Code
Documentation Code       Pct of overall CURRENT BALANCE
FULL/ALTERNATIVE         48.67
NO INCOME/NO ASSET       32.89
STATED INCOME            12.66
UNKNOWN                   5.79
TOTAL                      100

Interest Only
Interest Only            Pct of overall CURRENT BALANCE
NO                         100
TOTAL                      100

Months to Roll
Months to Roll           Pct of overall CURRENT BALANCE
   0-9                   91.69
  20-29                   6.98
  30-39                   1.34
TOTAL                      100

Gross Margin
Gross Margin             Pct of overall CURRENT BALANCE
0                         0.02
1.750-1.999               0.97
2.000-2.249               0.7
2.250-2.499              11.01
2.500-2.749              33.08
2.750-2.999              11.28
3.000-3.249              17.75
3.250 +                  25.2
TOTAL                      100

Max Rate
Max Rate                 Pct of overall CURRENT BALANCE
 9.500- 9.999            44.29
10.500-10.999             2.52
11.500-11.999            21.19
12.000-12.499            23.64
12.500 +                  8.36
TOTAL                      100

Prepay
Prepay                   Pct of overall CURRENT BALANCE
No                       71.71
      NoPP               71.71
Yes                      28.29
      1YPP                6.27
      2YPP               12.66
      3YPP                9.36
TOTAL                      100

Caps
Caps                     Pct of overall CURRENT BALANCE
0                        99.29
3                         0.71
TOTAL                      100



BSABS 2005-SD1 ARMs
BSABS 2005-SD1 ARMs                                          Percent  GWAC   NWAC    Min GWAC   Max GWAC    Avg Balance  Orig Term
GROUP 1                                                         100  5.165   4.683      3.375        7.95   298,656.12       358
TOTAL                                                           100  5.165   4.683      3.375        7.95   298,656.12       358

Current Balance
Current Balance                   Pct of overall CURRENT BALANCE
                       -50,000.99                               0.2
   50,001.00 -   100,000.99                                    2.25
  100,001.00 -   150,000.99                                    3.58
  150,001.00 -   200,000.99                                   12.07
  200,001.00 -   250,000.00                                    8.02
  250,000.01 -   300,000.00                                   10.85
  300,000.01 -   350,000.00                                    6.48
  350,000.01 -   400,000.00                                   10.51
  400,000.01 -   450,000.00                                    6.71
  450,000.01 -   500,000.00                                     9.6
  500,000.01 -   550,000.00                                    6.31
  550,000.01 -   600,000.00                                    6.87
  600,000.01 -   650,000.00                                    7.77
  650,000.01 -   700,000.00                                    2.65
  700,000.01 -   750,000.00                                    2.85
  800,000.01 -   850,000.00                                    3.29
TOTAL                                                           100

Current Gross Coupon
Current Gross Coupon              Pct of overall CURRENT BALANCE
3.251 - 3.500                                                  2.93
3.501 - 3.750                                                  0.94
3.751 - 4.000                                                   3.8
4.001 - 4.250                                                  1.81
4.251 - 4.500                                                   8.7
4.501 - 4.750                                                  10.1
4.751 - 5.000                                                 28.29
5.001 - 5.250                                                  7.69
5.251 - 5.500                                                 11.21
5.501 - 5.750                                                  5.38
5.751 - 6.000                                                  5.09
6.001 - 6.250                                                  4.69
6.251 +                                                        9.34
TOTAL                                                           100

Current Net Coupon
Current Net Coupon                Pct of overall CURRENT BALANCE
2.751 - 3.000                                                  2.93
3.001 - 3.250                                                  0.94
3.251 - 3.500                                                  2.85
3.501 - 3.750                                                  2.77
3.751 - 4.000                                                   7.6
4.001 - 4.250                                                  11.2
4.251 - 4.500                                                 19.35
4.501 - 4.750                                                 16.63
4.751 - 5.000                                                 11.21
5.001 - 5.250                                                  4.78
5.251 - 5.500                                                  5.69
5.501 - 5.750                                                  4.69
5.751 - 6.000                                                  1.35
6.001 +                                                        7.99
TOTAL                                                           100

Current LTV
Current LTV                       Pct of overall CURRENT BALANCE
20.01 - 25.00                                                   0.4
30.01 - 35.00                                                  0.78
35.01 - 40.00                                                   0.2
45.01 - 50.00                                                  0.93
50.01 - 55.00                                                  2.85
55.01 - 60.00                                                  1.49
60.01 - 65.00                                                  7.38
65.01 - 70.00                                                  3.34
70.01 - 75.00                                                 13.04
75.01 - 80.00                                                 57.49
80.01 - 85.00                                                  3.38
85.01 - 90.00                                                  8.09
90.01 - 95.00                                                  0.63
TOTAL                                                           100

Credit Score
Credit Score                      Pct of overall CURRENT BALANCE
                                0                               1.5
   1 -  500                                                     2.9
 501 -  550                                                    2.55
 551 -  600                                                    3.34
 601 -  650                                                   11.77
 651 -  700                                                    34.3
 701 -  750                                                   34.27
 751 -  800                                                    8.98
 801 -  850                                                     0.4
TOTAL                                                           100

Original Term
Original Term                     Pct of overall CURRENT BALANCE
 121 -  180                                                    0.96
 360 -  360                                                   99.04
TOTAL                                                           100

Remaining Term
Remaining Term                    Pct of overall CURRENT BALANCE
 121 -  180                                                    0.96
 301 -  360                                                   99.04
TOTAL                                                           100

State
State                             Pct of overall CURRENT BALANCE
Arizona                                                        3.46
California                                                    26.46
Colorado                                                       3.78
Connecticut                                                    0.57
Florida                                                        6.17
Georgia                                                        2.74
Michigan                                                        1.1
Minnesota                                                      0.71
Missouri                                                       1.96
Nevada                                                         2.48
New Jersey                                                    25.95
New York                                                       2.27
North Carolina                                                 3.55
Ohio                                                           0.75
Oklahoma                                                       0.63
Pennsylvania                                                   2.01
Texas                                                           0.2
Virginia                                                      13.55
Washington                                                     1.64
TOTAL                                                           100

Loan Purpose
Loan Purpose                      Pct of overall CURRENT BALANCE
Cash Out Refinance                                            11.83
Purchase                                                      71.81
Rate/Term Refinance                                           16.36
TOTAL                                                           100

Occupancy
Occupancy                         Pct of overall CURRENT BALANCE
Investor                                                       5.34
Owner Occupied                                                84.88
Second Home                                                    9.79
TOTAL                                                           100

Property Type
Property Type                     Pct of overall CURRENT BALANCE
2-4 Family                                                     5.99
Condominium                                                    7.98
PUD                                                           28.87
Single Family                                                 53.64
Townhouse                                                      3.52
TOTAL                                                           100

Documentation Code
Documentation Code                Pct of overall CURRENT BALANCE
FULL/ALTERNATIVE                                              64.67
NO INCOME/NO ASSET                                            29.46
STATED INCOME                                                  5.87
TOTAL                                                           100

Interest Only
Interest Only                     Pct of overall CURRENT BALANCE
YES                                                             100
TOTAL                                                           100

Months to Roll
Months to Roll                    Pct of overall CURRENT BALANCE
   0 -    9                                                   13.26
  10 -   19                                                    2.16
  20 -   29                                                    7.21
  30 -   39                                                   24.93
  40 -   49                                                    4.29
  50 -   59                                                   41.69
  60 -   69                                                    1.49
  70 -   79                                                    2.39
  80 -   89                                                    0.98
 100 +                                                         1.59
TOTAL                                                           100

Gross Margin
Gross Margin                      Pct of overall CURRENT BALANCE
0.001 - 1.749                                                  2.18
2.000 - 2.249                                                  2.54
2.250 - 2.499                                                 25.25
2.500 - 2.749                                                  32.1
2.750 - 2.999                                                 32.59
3.250 +                                                        5.33
TOTAL                                                           100

Max Rate
Max Rate                          Pct of overall CURRENT BALANCE
 9.000 -  9.499                                                 1.8
 9.500 -  9.999                                               10.29
10.000 - 10.499                                               14.02
10.500 - 10.999                                                28.3
11.000 - 11.499                                               23.15
11.500 - 11.999                                                7.11
12.000 - 12.499                                                4.42
12.500 +                                                      10.91
TOTAL                                                           100

Prepay
Prepay                            Pct of overall CURRENT BALANCE
No                                                            82.72
      NoPP                                                    82.72
Yes                                                           17.28
      2YPP                                                     1.38
      3YPP                                                     15.6
      5YPP                                                      0.3
TOTAL                                                           100

Caps
Caps                              Pct of overall CURRENT BALANCE
                                0                              0.96
                                1                             29.18
                                2                             64.21
                                3                               2.8
                                5                              1.43
                                6                              1.42
TOTAL                                                           100


Table Continued


Age  Rem Term    LTV    FICO  Gross Margin  WA Roll Initial Rate Cap  Periodic Rate Cap  Maximum Rate   Net Margin
 6     352       75.81   684     2.661         42        3.287           1.817             11.194           0
 6     352       75.81   684     2.661         42        3.287           1.817             11.194           0



       Collateral Grouped by Occupancy Type      Pct of overall CURRENT BALANCE    Wtd Avg AMORT LTV1
       Investor                                                   4.26                  78.28
             FULL/ALTERNATIVE                                     2.52                  78.22
             NO INCOME/NO ASSET                                   1.15                  79.04
             STATED INCOME                                         0.6                  77.04

       Collateral Grouped by Loan-to-Value and MIPct of overall CURRENT BALANCE
          0.00 -   80.00                                          66.32
             COMMON WEALTH                                         0.28
             MGIC                                                  0.14
             NO MI                                                65.58
             PMI                                                   0.24
             RMIC                                                  0.07
         80.01 -   84.99                                           9.46
             COMMON WEALTH                                         1.29
             GENERAL ELECTRIC                                      0.13
             MGIC                                                  0.58
             NO MI                                                 2.39
             PMI                                                   1.15
             RADIAN                                                0.05
             RMIC                                                  2.41
             TRIAD GUARANTY                                        0.04
             UNITED GUARANTY                                       1.43
         85.00 -   89.99                                          11.67
             COMMON WEALTH                                         1.27
             GENERAL ELECTRIC                                      0.36
             MGIC                                                  2.76
             NO MI                                                 0.96
             PMI                                                   1.88
             RMIC                                                  2.41
             TRIAD GUARANTY                                         0.9
             UNITED GUARANTY                                       1.13
         90.00 -   94.99                                           9.84
             COMMON WEALTH                                          0.7
             GENERAL ELECTRIC                                      0.64
             MGIC                                                  1.72
             PMI                                                   2.49
             RADIAN                                                0.13
             RMIC                                                  0.84
             TRIAD GUARANTY                                        1.12
             UNITED GUARANTY                                       2.19
         95.00 -   99.99                                            2.2
             COMMON WEALTH                                         0.07
             MGIC                                                  0.28
             PMI                                                   0.22
             RMIC                                                   0.2
             TRIAD GUARANTY                                        0.46
             UNITED GUARANTY                                       0.97
        100.00 +                                                   0.51
             COMMON WEALTH                                         0.28
             MGIC                                                  0.23
       TOTAL                                                        100
